SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14 (a) of
                 the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant       /X/
Filed by a party other than the Registrant   /  /

Check the appropriate box:
/  /   Preliminary Proxy Statement
/  /   Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6 (e)(2)
/X /   Definitive Proxy Statement
/  /   Definitive Additional Materials
/  /   Soliciting Material Pursuant to Section 240. 14a-11(c) or Section
         240. 14a-12

                  SAMARNAN INVESTMENT CORPORATION
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X /   No fee required
/  /   Fee  computed  on table below per  Exchange  Act Rules 14a (i)(1)
       and  0-11
         (1)  Title of each class of securities  to  which  transaction applies:


                  ----------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

                  ----------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ----------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

                  ----------------------------------------------------------
         (5)   Total fee paid:

                  ----------------------------------------------------------

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

         ---------------------------------------
(2)    Form, Schedule or Registration No.:

         ---------------------------------------
(3)    Filing Party:

         ---------------------------------------
(4)    Date Filed:

         ---------------------------------------

                                    SAMARNAN
                             INVESTMENT CORPORATION
                     PO Box 651 / Cleburne, Texas 76033-0651



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on April 25, 2000


         The Annual Meeting of Shareholders of Samarnan Investment Corporation, a Texas corporation ( the "Company"), will be held on Tuesday, April 25, 2000, at 10:30 a.m., in the Bellevue Room I of The Fort Worth Club, 306 West Seventh Street, Fort Worth, Texas, for the following purposes:


  Proposal  (1) To elect  seven (7)  directors  to serve  until the next  annual meeting of shareholders and until their successors are elected and qualified.

  Proposal  (2) To ratify or reject the  selection  by the Board of Directors of
                Cheshier & Fuller, L.L.P. as the independent certified public accountants of the Company for the current fiscal year.

            (3) To  transact such other business as may properly come before the meeting or any adjournment thereof.

         Only shareholders of record at the close of business on March 17, 2000, shall be entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

         A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. If you do not expect to be present at the meeting, please sign, date and return the Proxy promptly in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

         Prompt response by our shareholders will reduce the time and expense of solicitation.

                              By Order of the Board of Directors


                              George S. Walls, Jr.
                              President

Cleburne, Texas
March 31, 2000

                                    SAMARNAN
                             INVESTMENT CORPORATION
                     PO Box 651 / Cleburne, Texas 76033-0651



                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 25, 2000
                                ----------------


         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Samarnan Investment Corporation, a Texas corporation (the "Company"), for use at the annual meeting of shareholders of the Company to be held on April 25, 2000, and any adjournment thereof, for the purposes set forth in the accompanying notice of meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about March 31, 2000.


                                  ANNUAL REPORT

         Accompanying this Proxy Statement is a copy of the Company's 1999 Annual Report to Shareholders.


                              COST OF SOLICITATION

         The cost of solicitation of proxies, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Proxies may be solicited without extra compensation by officers and employees of the Company by telephone, telegram or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.


                              REVOCATION OF PROXIES

         Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice to the Secretary of the Company of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.


                          RECORD DATE AND VOTING RIGHTS

         The record date of shareholders entitled to vote was taken as of the close of business on March 17, 2000. On that date the Company had outstanding and entitled to vote, 1,201,768 shares of Common Stock, par value $1.00 per share, with each share entitled to one vote on each matter presented for action at the meeting. All votes cast in person or by proxy will be counted. Cumulative voting for directors is prohibited.

         If the proxy is properly executed, completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified therein. If no specification is made, the proxy will be voted in favor of each of the proposals.

                            QUORUM AND REQUIRED VOTE

         The holders of a majority of the number of shares of the Company's outstanding Common Stock entitled to vote at the meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the meeting.

      In all matters except the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting shall be the act of the shareholders. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote. Directors will be elected by a plurality of the votes cast by holders of shares present in person or represented by proxy at the meeting.

         George S. Walls, Jr., President and a director of the Company, and his sisters, Martha Walls Murdoch and Nancy Walls Devaney, both of whom are directors of the Company, together beneficially owned or had the right to vote as of March 17, 2000, an aggregate of 1,088,586 shares (90.58%) of Common Stock. (For additional information with respect to ownership of the Company's stock by members of the Walls family and by directors and officers of the Company, see "Principal Shareholders" and "Election of Directors-Stock Ownership of Directors and Officers"). The above named members of the Walls family have advised the Company that it is their present intention and the intention of the other record owners of such shares to vote all of their shares (i) for the election as directors of the nominees named under "Election of Directors" herein (Proposal
1); and ( ii) the ratification of the selection of Cheshier & Fuller, L.L.P. as the independent certified public accountants for the Company (Proposal 2). Accordingly, in such event, the election of such nominees as directors, and the ratification of the selection of such independent certified public accountants, is assured.


                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of March 17, 2000 by those shareholders known to the Company to own more than 5% of the Company's outstanding Common Stock. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such shareholder's name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner has the right to acquire beneficial ownership.

Name and Address                   Shares Owned      Percent of Class
----------------                   ------------      ----------------
The George S. Walls Trust B          134,250(a)           11.17%
Cleburne, Texas

Nancy Walls Devaney                  391,701(b)           32.59%
Cleburne, Texas

George S. Walls, Jr.                 336,552(c)           28.01%
Cleburne, Texas

Martha Walls Murdoch                 226,083(d)           18.81%
Cleburne, Texas

-------------------------
(a) These shares are held in a trust created under the last will and testament of George S. Walls, deceased, for the benefit of the grandchildren of the late Mr. George S. Walls and his wife, the late Mrs. George S. Walls. Under the terms of the trust, the trustees may, at their sole discretion, make distributions from time to time of the income and assets of the trust to such grandchildren and, upon the death of Nancy Walls Devaney or George S. Walls, Jr., whichever is the last to die, are required to distribute all of the assets and income of the trust to such grandchildren. Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are the Co-Trustees of such trust.

(b)      Includes (i) 5,500 shares owned by the husband of Nancy Walls  Devaney;
         (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each of such trusts; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney, and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note
         (b). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which Nancy Walls Devaney is a Co-Trustee, since Mrs. Devaney disclaims beneficial ownership of such shares.

(c) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr. Walls' children of which he is the sole trustee of each such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (c). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which George S. Walls, Jr. is a Co-Trustee, since Mr. Walls disclaims beneficial ownership of such shares.

(d) Includes, 4,500 shares owned by the husband of Martha Walls Murdoch. Does not include 134,250 shares held by the George S. Walls Trust B, described in note (a) above, of which Martha Walls Murdoch is a Co-Trustee, since Mrs. Murdoch disclaims beneficial ownership of such shares.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the number of directors constituting the Board of Directors shall be not less than three or more than nine, with the exact number to be determined from time to time by the Board of Directors. The Board of Directors has adopted a resolution fixing the number of directors at seven for the current year.

         Each of the following persons is a nominee for director for a term of office expiring at the annual meeting of shareholders in the year 2001, or when his or her successor is elected and qualified.

         The information set forth below as to the principal occupations or employment of each of the nominees is for at least five years, with the exception of Mr. Yater. Since retiring in February 1996, Mr. Yater has managed his personal investments and those of his family. Prior to his retirement, he had for more than five years been a partner of Y&Y Partnership, Fort Worth, Texas (real estate investments) and an officer, director and stockholder of Stockyard Hotel, Inc., Fort Worth, Texas (hotel operations).

         Name and Principal                                            Director
         Occupation or Employment                             Age       Since
         ------------------------                             ---      --------

*Nancy Walls Devaney                                           52        1978
  --- Family Manager, Cleburne, Texas
 Joseph A. Monteleone                                          57        1992
  --- Certified Public Accountant, Fort Worth, Texas
*Martha Walls Murdoch                                          56        1978
  --- Family Manager, Cleburne, Texas
 Steve Sikes                                                   47        1993
  --- President and Chief Executive Officer
   AMSCO Steel Company, Inc.,
   Fort Worth Texas (steel fabricating)
 Roland Walden                                                 70        1989
  --- Retired.
  Prior thereto, President and Chief Executive Officer
  Brazos Bank, National Association, Alvarado, Texas

*George S. Walls, Jr.                                          60        1978
  --- President and Chief Executive Officer of the Company
 Tolbert F. Yater, III                                         60        1998
  --- Personal Investments, Cleburne, Texas
--------------------------
       * George S. Walls, Jr., and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940 and "parents" as that term is defined in the rules and regulations of the Securities and Exchange Commission by virtue of their ownership of Common Stock and their family relationship.

         Should any of the above named nominees become unable or unwilling to accept nomination or election, any proxy granted pursuant to this solicitation will be voted for the election in his or her stead for such other person as management may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. To the knowledge of management, the nominees intend to serve the entire term for which election is sought.

         No officer, director or nominee to the Board of Directors of the Company is a director, general partner, officer, employee or security holder of Voyageur Asset Management LLC, one of the Company's investment advisors, or an affiliate thereof, or of Westwood Management Corp., the other investment advisor to the Company, or any affiliate thereof.

         Since the Board of Directors does not have standing audit, nominating or compensation committees, the functions that would normally be performed by those committees are performed by the entire Board of Directors. The Board met four times during 1999. Each member of the Board attended all of the meetings of the Board during 1999, except Messrs. Sikes, Walden and Yater who each attended 75% of the meetings. .

Stock Ownership of Directors and Officers

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each present director, each nominee for director, and all directors and officers as a group as of March 17, 2000. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such owner's name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner had the right to acquire beneficial ownership.

                                  Amount and Nature of            Percent
Name of Beneficial Owner          Beneficial Ownership           of Class
-----------------------           --------------------           --------
Nancy Walls Devaney               391,701 shares(a)(b)            32.59%
Martha Walls Murdoch              226,083 shares(b)(c)            18.81%
Joseph A. Monteleone                     None                       --
Steve Sikes                              None                       --
Roland W. Walden                    4,415 shares                   0.37%
George S. Walls, Jr.              336,552 shares(b)(d)            28.01%
Tolbert F. Yater, III                    None                       --
All officers and directors
as a group (8 persons)          1,092,986 shares(a)(c)(d)(e)      90.95%
--------------------------
(a)      Includes (i) 5,500 shares owned by the husband of Nancy Walls  Devaney;
         (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each such trust; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note (a).

(b) Does not include 134,250 shares held by The George S. Walls Trust B described in note (a) under the caption "Principal Shareholders" above, of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, since Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. disclaim beneficial ownership of such shares.

(c)      Includes, 4,500 shares owned by the husband of Martha Walls Murdoch.

(d) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr. Walls' children of which he is the sole trustee of each of such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (d).

(e) Includes 134,250 shares (11.17%) held by The George S. Walls Trust B of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, although each of such trustees disclaims beneficial ownership of such shares.


Remuneration

         George S. Walls, Jr., President and Chief Executive Officer,  and Jerry
D. Wheatley, Secretary and Treasurer, are presently the only officers of the Company. The Company has no employees. No officer or other employee received any remuneration from the Company during the year ended December 31, 1999 in his capacity as an officer or employee; however, the accounting firm of Wheatley, Cody and Fowler, P.C., of which Mr. Wheatley is a stockholder received fees from the Company of $7,000 during 1999.

         The Company does not have any stock option, bonus, profit sharing or other compensation plans, contracts, or arrangements or any pension or retirement plans, contracts or arrangements in which any director, nominee for election as a director, or officer of the Company may participate.

         The Company pays $300 to its directors for each meeting of the Board of Directors they attend.

         The following table sets forth the aggregate compensation paid by the Company to each of its directors during the year ended December 31, 1999.

                                                             Aggregate
         Name of Person and Capacity                         Compensation
         in Which Remuneration is Received                   From The Company(1)
         ---------------------------------                   -------------------

         *Nancy Walls Devaney - Director                     $ 1,200.00
         *Martha Walls Murdoch - Director                    $ 1,200.00
          Joseph A. Monteleone - Director                    $ 1,200.00
          Steve Sikes - Director                             $   900.00
          Roland W. Walden - Director                        $   900.00
         *George S. Walls, Jr. - Director                    $ 1,200.00
          Tolbert F. Yater, III - Director                   $   900.00
----------------
(1) Does not include $7,000 paid to Wheatley, Cody and Fowler, P.C. of which Jerry D. Wheatley, Secretary and Treasurer of the Company, is a stockholder.
   * George S. Walls, Jr. and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

                                   PROPOSAL 2
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         A majority of the entire Board of Directors, including a majority of those members of the Board of Directors who are not "interested persons", as defined in the Investment Act of 1940, have selected Cheshier & Fuller, L.L.P. as the Company's independent certified public accountants for the fiscal year ending December 31, 2000. Cheshier & Fuller, L.L.P. has acted as the Company's independent certified public accountants since January 1, 1992 and its selection as the Company's independent certified public accountants for the fiscal year ended December 31, 1999, was ratified by the shareholders on April 16. 1999.

         If the shareholders do not ratify the selection of Cheshier & Fuller, L.L.P., the selection of another independent auditor will be considered by the Board of Directors. A representative of Cheshier & Fuller, L.L.P. will be present at the meeting, will be given the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders.


                               INVESTMENT ADVISORS

         The Company has two investment advisors, Voyageur Asset Management LLC ("Voyageur"), and Westwood Management Corp. ("Westwood").


Voyageur

         Voyageur, the successor to Voyageur Fund Managers, has been the Company's investment advisor for tax-exempt debt securities since April 1, 1991, pursuant to an Investment Advisory Agreement of that date, as modified by an Amendment to such Agreement, dated April 1, 1999, which Amendment was approved by the Company's shareholders at their annual meeting on April 16, 1999.

         Voyageur's address is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

         Voyageur is a majority owned subsidiary of Dougherty Financial Group, LLC ("DFG"). Twenty four percent (24%) of Voyageur is owned in equal parts by Frank C. Tonnemaker, James C. King and Louis V. Nanne, senior executives of Voyageur and 76% by DFG. DFG is owned by Michael E. Dougherty 37%, and 37% is owned in equal parts by James O. Pohlad, Robert C. Pohlad and William M. Pohlad. The remaining 26% of DFG is owned by three of its employees.

         Steven P. Eldredge is the Company's portfolio manager. Mr. Eldredge, is a Senior Fixed Income Portfolio Manager of Voyageur where he has been employed since 1995. Mr. Eldredge has over 20 years experience in portfolio management. Mr. Eldredge is assisted by Thor G. Raarup who has been with Voyageur since 1998. Prior to joining Voyageur, Mr. Raarup was a portfolio manager at Delaware Management Company and a portfolio manager at Voyageur's predecessor. He has over 10 years experience in portfolio management.


Westwood

         Westwood is the Company's investment advisor for equity securities pursuant to an Investment Advisory Agreement, dated April 1, 1999, which was approved by the Company's shareholders at their annual meeting on April 16, 1999.

         Westwood's address is 300 Crescent Court, Suite 1300, Dallas, Texas 75201.

         Westwood is a New York corporation which is a wholly owned subsidiary of Southwest Securities Group, Inc., a Delaware corporation ("Southwest Securities"). Southwest Securities is a publicly owned holding company with subsidiaries engaged in providing securities clearing, securities brokerage, investment banking and investment advisory services. To the knowledge of Southwest Securities no person owns 10% or more of its voting securities.

         Susan M. Byrne, President of Westwood, is the Company's portfolio manager for equity securities. Ms. Byrne, a founder of Westwood in 1983, has over 17 years experience in equity portfolio management.


                    DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         The date by which shareholder proposals must be received by the Company for possible inclusion in the proxy statement and form of proxy relating to the year 2001 annual meeting is December 1, 2000.

                          MANAGEMENT'S RECOMMENDATIONS

         The Board of Directors of the Company has nominated and recommended to the shareholders the election of the seven nominees as directors (Proposal 1), and the ratification of Cheshier & Fuller, L.L.P. as the Company's independent certified public accountants (Proposal 2).


                                  MISCELLANEOUS

         Management of the Company knows of no matter, other than those described herein, that will be presented for action by the shareholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the meeting, or any adjournment thereof, in accordance with the discretion of the persons named therein.

         Please date, sign and return the Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated as it will save the expense of further solicitation.

                               By Order of the Board of Directors



                               George S. Walls, Jr.
                               President



Cleburne, Texas
March 31, 2000

                         SAMARNAN INVESTMENT CORPORATION
                      P.O. BOX 651 / CLEBURNE, TEXAS 76033

                      PROXY--ANNUAL MEETING OF SHAREHOLDERS

      The undersigned hereby appoints Martha Walls Murdoch and Nancy Walls Devaney, or either of them, with power of substitution, as Proxies to vote, as designated below, all stock of Samaman Investment Corporation owned by the undersigned at the Annual Meeting of Shareholders to be held in the Bellevue Room I of The Fort Worth Club, 306 West 7th Street, Fort Worth, Texas, on April 25, 2000, at 10:30 a.m, upon such business as may properly come before the meeting, including the following as set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement:

Proposal (1)  Election of Directors

     [ ] FOR all nominees listed below (except as marked to the contrary below).

     [ ] WITHHELD AUTHORITY to vote for all nominees listed below.

      Nancy Walls Devaney, Martha Walls Murdoch, Roland W. Walden, Steve Sikes, George S. Walls, Jr., Joseph A. Monteleone, and Tolbert F.Yater, III

      (Instructions: to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:)

      --------------------------------------------------------------------

Proposal (2)  Approval of Appointment of Cheshier & Fuller, L.L.P.

         [ ] FOR approval       [ ] AGAINST approval           [ ] ABSTAIN

         (3) In their discretion on any other matter that may properly come before the meeting or any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (1) FOR PROPOSAL 1, THE ELECTION OF THE SEVEN NOMINEES FOR DIRECTORS AND (2) FOR PROPOSAL 2, THE APPROVAL OF THE APPOINTMENT OF CHESHIER & FULLER, L.L.P.

     This proxy may be revoked prior to the exercise of the powers by the proxy

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

           Dated: _______________, 2000

                                                  ------------------------------
                                                  (Signature)


                                                  ------------------------------
                                                  (Signature, if held jointly)





Note: Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership please sign in the partnership name by an authorized person.

Please date, sign and mail promptly this proxy in the enclosed envelope.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

The Board of Directors and Shareholders
Samarnan Investment Corporation

We have audited the accompanying statement of assets and liabilities of Samarnan Investment Corporation, including the schedule of investment in securities, as of December 31, 1999, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Samarnan Investment Corporation as of December 31, 1999, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                     CHESHIER & FULLER, L.L.P.
Dallas, Texas
March 10, 2000



                         SAMARNAN INVESTMENT CORPORATION
                       Statement of Assets and Liabilities
                                December 31, 1999

Assets:
     Cash                                                                $    361,612
     Investments in securities at market (identified cost $17,073,234)     17,268,412
     Accrued interest receivable                                              199,490
                                                                         ------------
     Total assets                                                          17,829,514
                                                                         ------------

Liabilities:
     Payables:
     Accounts payable                                                          21,052
                                                                         ------------
     Total liabilities                                                         21,052
                                                                         ------------
     Net assets applicable to outstanding capital shares, equivalent
         to $14.82 per share                                             $ 17,808,462
                                                                         ============

Source of net assets:
     Capital shares - authorized 2,000,000 shares of $1.00 par value;
         outstanding 1,201,768 shares                                    $  1,201,768
     Accumulated net realized gains of $1,032,910 less accumulated
         distribution of $1,154,071                                          (121,161)
     Unrealized appreciation of investments                                   195,178
     Undistributed net investment income                                      726,368
     Retained earnings at April 29, 1978, commencement of operations
         as an investment company                                          15,806,309
                                                                         ------------

                                                                         $ 17,808,462
                                                                         ============




                See accompanying notes to financial statements.



                         SAMARNAN INVESTMENT CORPORATION
                             Statement of Operations
                          Year Ended December 31, 1999


Investment income:
     Dividends                                                                     $    26,733
     Interest                                                                          883,928
                                                                                   -----------
         Total income                                                                  910,661
                                                                                   -----------

Expenses:
     Investment advisory fee                                                            54,848
     Legal and professional fees                                                        29,252
     Audit fees                                                                          8,500
     Directors fees                                                                      7,800
     Custodian expense                                                                  12,000
     Administrative fees                                                                11,980
     Office and printing supplies                                                        2,585
                                                                                   -----------
         Total expenses                                                                126,965
                                                                                   -----------

         Net investment income                                                         783,696
                                                                                   -----------

Realized and unrealized gain on investments:
     Realized gain from security transactions - excluding short-term securities:
              Proceeds from sales                                                    6,489,029
              Cost of securities sold, net of amortization of bond premiums          6,531,233
                                                                                   -----------
              Net realized (loss)                                                      (42,204)
                                                                                   -----------

Unrealized appreciation of investments:
     Beginning of period                                                             1,006,552
     End of period                                                                     195,178
                                                                                   -----------
         Decrease in unrealized appreciation on investments                           (811,374)
                                                                                   -----------
         Net realized and unrealized (loss) on investments                            (853,578)
                                                                                   -----------

         Decrease in net assets from operations                                    $   (69,882)
                                                                                   ===========

Total expenses as a percentage of total investment income                                 13.9%
                                                                                   ===========



                See accompanying notes to financial statements.



                         SAMARNAN INVESTMENT CORPORATION
                       Statement of Changes in Net Assets
                     Years Ended December 31, 1999 and 1998


                                                                1999            1998
                                                           ------------    ------------
Increase (decrease) in net assets from operations:
     Net investment income                                 $    783,696    $    847,878
     Net realized gain (loss) from security transactions        (42,204)         33,127
     Increase (decrease) in unrealized appreciation
         of investments                                        (811,374)        148,277
                                                           ------------    ------------

Increase (decrease) in net assets from operations               (69,882)      1,029,282
                                                           ------------    ------------

Dividends and distributions to shareholders:
     Net investment income                                     (805,185)       (853,255)
     Capital gains                                                  -0-             -0-
                                                           ------------    ------------

Decrease in net assets from dividends and distributions
     to shareholders                                           (805,185)       (853,255)
                                                           ------------    ------------

     Increase (decrease) in net assets                         (875,067)        176,027

Net assets:
     Beginning of period                                     18,683,529      18,507,502
                                                           ------------    ------------

     End of period (including undistributed investment
         income of $726,368 and $747,856, respectively)    $ 17,808,462    $ 18,683,529
                                                           ============    ============


                 See accompanying notes to financial statements.

                         SAMARNAN INVESTMENT CORPORATION
                          Notes to Financial Statements
                                December 31, 1999


(1)      Summary of Significant Accounting Policies
         ------------------------------------------

         The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end, management investment company. The fund seeks tax free income and preservation of capital through a diversified portfolio of bonds and equity securities. The significant accounting policies followed by the Company are summarized as follows:

         (a)      Securities
                  ----------

                  Investments in securities are carried at market value. Security transactions are accounted for on the trade date. The cost of securities sold is based on identifying specific issues delivered against each sale. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

                  Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

                  Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the board of directors.

         (b)      Dividends and Distributions
                  ---------------------------

                  Dividends and distributions to shareholders are recorded on the ex-dividend date.

         (c)      Bond Premiums and Discounts
                  ---------------------------

                  Bond premiums are amortized to the maturity date of the bond on a straight-line basis. Bond discounts are not amortized; these are included as realized gains when the bond is sold or matures. The amortization for any one year is not material.

                         SAMARNAN INVESTMENT CORPORATION
                          Notes to Financial Statements
                                December 31, 1999

(1)      Summary of Significant Accounting Policies, continued
         -----------------------------------------------------

         (d)      Accounting Estimates
                  --------------------

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)      Investment Advisory Contract
         ----------------------------

         The Company has contracted with Voyageur Fund Managers to provide investment advisory services. Under this contract, the Company is furnished investment, clerical and statistical services regarding its investments in debt securities. The fee for these investment advisory services is based on .27% of the value of the assets in the debt portfolio and is paid on a quarterly basis in arrears.

         Effective April 1, 1999 the Company contracted with Westwood Management Corp. to provide investment advisory services. Under this contract, the Company is furnished investment, supervisory and clerical services regarding its investment in equity securities. The fee for these investment advisory services is based on 0.75% of the value of the assets in the equity portfolio and is paid on a quarterly basis in arrears.

(3)      Federal Income Taxes
         --------------------

         No provision has been made for Federal income taxes since it is the plan of the Company to distribute substantially all of its investment income, including the net realized gains on investments, and to qualify as a "regulated investment company" under the applicable sections of the Internal Revenue Code.

(4)      Securities Transactions
         -----------------------

         In 1999, cost of purchases and proceeds from sales or maturities of securities, other than short-term securities, amounted to $5,946,779 and $6,489,028, respectively.

                         SAMARNAN INVESTMENT CORPORATION
                          Notes to Financial Statements
                                December 31, 1999

(4)      Securities Transactions, continued
         ----------------------------------

         There were no differences between the cost bases of securities for Federal income tax and financial statement purposes. The aggregate unrealized appreciation and depreciation for all securities as of December 31, 1999 were $673,008 and $477,830, respectively.

(5)      Dividends and Distributions to Shareholders
         -------------------------------------------

         Cash dividends paid during the years ended December 31, 1999 and 1998 amount to $.67 and $.71 per share, respectively.

         Cash dividends of $.15 per share from the balance of undistributed net investment income were declared by the Company's Board of Directors on January 25, 2000, payable to shareholders of record February 7, 2000.

(6)      Concentrations of Credit Risk
         -----------------------------

         At December 31, 1999, and at various other times during the year, the Company had cash balances in excess of federally insured limits of $100,000.

                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                                December 31, 1999

                                            Principal
                                               Amount
                                            or Shares         Value
                                            ---------      -----------
Common Stocks--15.3%
Basic materials--0.50%
     Alcoa                                        400      $    33,200
     Monsanto Co.                               1,200           42,526
     Vulcan Materials Co.                         600           23,963
Capital goods--0.30%
     Deere & Co.                                  700           30,363
     General Dynamics Corp.                       500           26,375
Consumer discretionary--1.90%
     AMFM, Inc.                                   800           62,600
     American Eagle Outfitters                    600           31,500
     Ann Taylor Stores Corp.                      700           20,663
     Limited, Inc.                              1,300           56,307
     Ross Stores, Inc.                          1,300           23,319
     Time Warner, Inc.                            800           57,850
     The Walt Disney Company                    2,300           67,275
Consumer staples--0.90%
     Anhueser Busch, Inc.                         800           56,700
     Brinker International, Inc.                2,200           53,075
     Safeway, Inc.                              1,500           53,625
Energy--0.80%
     Apache Corp.                                 700           25,857
     Burlington Resources, Inc.                   800           26,450
     Devon Energy Corp.                           692           22,749
     Texaco, Inc.                                 400           21,725
     Transocean Offshore, Inc.                  1,000           33,688


                See accompanying notes to financial statements.

                        SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                                December 31, 1999

                                            Principal
                                               Amount
                                            or Shares         Value
                                            ---------      -----------
Financial--1.30%
     Bear Stearns                               1,460           62,415
     Citigroup                                  1,000           55,688
     PNC Bank Corp.                               900           40,050
     Southtrust Corp.                           1,300           49,157
Health care--1.20%
     King Pharmaceuticals, Inc.                 2,550          142,961
     Pharmacia & Upjohn, Inc.                     800           36,000
     Smithkline Beecham PLC                       700           44,888
Technology--3.00%
     Citrix Systems                               700           86,100
     Electronic Arts, Inc.                        300           25,200
     Electronic Data Systems                      900           60,244
     Hewlett Packard                              700           79,625
     IBM      600                              64,725
     Oracle Corp.                               1,200          134,476
     Rambus, Inc.                                 400           26,975
     Sterling Software                          1,200           37,800
Utilities--1.10%
     Florida Progress Corp.                     1,200           50,776
     Hawaiian Electric Industries               1,600           46,200
     SBC Communications                         1,000           48,750
     MCI WorldCom, Inc.                           900           47,757


                See accompanying notes to financial statements.

                        SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                                December 31, 1999

                                            Principal
                                               Amount
                                            or Shares         Value
                                            ---------      -----------
Transportation--0.10%
     CNF Transportation                           500           17,250
Reits--2.30%
     Apartment & Investment Management          1,100           43,794
     Boston Properties, Inc.                    1,500           46,688
     Equity Office Properties Trust             1,800           44,325
     Equity Residential Properties Trust        1,000           42,688
     Host Marriott Corp.                        4,600           37,950
     Kimco Realty Corp.                         1,200           40,650
     Prologis                                   2,300           44,275
     Simon Property Group, Inc.                 1,900           43,582
     Vornado Realty Trust                       1,400           45,500
International--1.90%
     WEBS - Australia                           5,000           55,315
     WEBS - Austria                             5,700           47,381
     WEBS - Belgium                             3,300           53,213
     WEBS - Italy                               2,500           62,500
     WEBS - Singapore                           6,200           56,966
     WEBS - Spain                               2,100           59,325
                                                           -----------
         Total common stocks (cost $2,383,949)               2,650,999
                                                           -----------

                See accompanying notes to financial statements.



                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                                December 31, 1999

                                                             Principal
                                                              Amount
                                                             or Shares         Value
                                                             ---------      -----------
Municipal bonds--84.70%
  Naperville, IL-Electric Rev.--6.200% due 11/01/00            500,000          500,550
  Wisconsin Public Power Rev.--6.400% due 07/01/01             500,000          515,395
  Palatine, IL-Schl Dist #15 G.O.--5.900% due 12/01/01         450,000          462,393
  King County, Washington ISD #408--6.100% due 12/01/01        300,000          309,042
  Indiana Municipal Power--5.250% due 01/01/02                 500,000          506,675
  Bedford Park, IL-G.O.--5.200% due 12/01/04                   500,000          507,910
  Alaska State Housing Finance Corp.--5.900% due 12/01/04      600,000          625,944
  Henderson, NV-G.O.--5.250% due 05/01/05                      500,000          510,420
  Box Elder, UT-G.O.--5.150% due 06/15/05                      300,000          303,288
  Indiana State Ed. MBIA--4.800% due 10/01/05                  500,000          498,725
  Chicago, IL-Wastewater Rev.--5.400% due 01/01/06             500,000          508,580
  North Miami Health Fac.Rev.Catholic--5.300% due 08/15/06     200,000          205,142
  Clark County, NV-School District--5.500% due 06/15/07        800,000          813,728
  North Miami Health Fac.Rev.Catholic--5.400% due 08/15/07     375,000          386,213
  Alabama CLG & Univ. Tuskegee--5.500% due 09/01/07            500,000          518,600
  Wisconsin Health & Education-Sinai--5.500% due 08/15/08      600,000          615,822
  Missouri State Health--5.550% due 02/01/09                   200,000          199,708
  North Dakota Bldg. Auth.--4.875% due 12/01/09                250,000          244,705
  Goodhue City, MN EDA Lease--5.600% due 02/01/09              285,000          290,680
  Illinois Health Fac. Auth.--6.000% due 02/15/11              500,000          496,535
  Harmony, MN MFHR-Zedakah Found.--5.700% due 03/01/11         260,000          261,510
  Harmony, MN MFHR-Zedakah Found.--5.700% due 09/01/11         265,000          266,540



                See accompanying notes to financial statements.




                         SAMARNAN INVESTMENT CORPORATION
                            Investments in Securities
                                December 31, 1999

                                                             Principal
                                                              Amount
                                                             or Shares         Value
                                                             ---------      -----------
  Volusia City Health Fac.--6.000% due 06/01/12                600,000          626,670
  Montgomery County PA IDA--5.625% due 11/15/12                500,000          476,235
  W. Washington Univ. Housing-5.000% due 10/01/14              300,000          278,001
  Louisiana Housing Fin. Agency--6.000% due 09/01/15           670,000          669,129
  Illinois Health Fac.--5.120% due 12/01/15                    250,000          228,555
  Missouri State Health--5.750% due 02/01/17                   250,000          230,990
  Florida Housing Fin. Corp.--6.000% due 10/01/19              480,000          463,656
  Chicago Ref. Emergency Tel.--5.250% due 01/01/20             290,000          260,765
  South Dakota Health--5.650% due 04/01/22                     560,000          462,605
  Detroit Metro Airport--4.875% due 12/01/23                   750,000          616,283
  St. Paul HRA--5.600% due 10/01/24                            500,000          454,750
  Golden Valley MN Rev.--5.500% due 12/01/25                   350,000          301,669
                                                                            -----------
      Total municipal bonds (cost $14,689,285)                               14,617,413
                                                                            -----------

      Total--100% (cost $17,073,234)                                        $17,268,412
                                                                            ===========





                See accompanying notes to financial statements.



                         SAMARNAN INVESTMENT CORPORATION
                       Selected per Share Data and Ratios
               For Each of the Years in the Five-Year Period Ended
                                December 31, 1999



                                                      1999         1998         1997         1996         1995
                                                    ---------    ---------    ---------    ---------    ---------
Per share data

Investment income - interest                        $     .75    $     .81    $     .82    $     .82   $      .86
Expenses                                                 (.10)        (.10)        (.08)        (.08)        (.07)
                                                    ---------    ---------    ---------    ---------    ---------
    Net investment income                                 .65          .71          .74          .74          .79

Net realized and unrealized gains
    (losses) on investments                              (.71)         .15          .30         (.16)         .52
Dividends from net investment income                     (.67)        (.71)        (.75)        (.71)        (.74)
Distributions from net realized
    long-term gains on securities                          --           --           --         (.01)        (.01)
                                                    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) in
    net asset value                                      (.73)         .15          .29         (.14)         .56
Net asset value:
    Beginning of period                                 15.55        15.40        15.11        15.25        14.69
                                                    ---------    ---------    ---------    ---------    ---------
    End of period                                   $   14.82    $   15.55    $   15.40    $   15.11    $   15.25
                                                    =========    =========    =========    =========    =========


Ratios

Expenses to average net assets                            .70          .66          .66          .51          .49
Investment income from operations
    to average net assets                                5.03         5.22         5.22         5.45         5.74
Portfolio turnover                                      34.00        29.00        23.72        19.05        28.20
                                                    =========    =========    =========    =========    =========

Average shares outstanding                          1,201,768    1,201,768    1,201,768    1,201,768    1,201,768
                                                    =========    =========    =========    =========    =========



                See accompanying notes to financial statements.

Board of Directors
Samarnan Investment Corporation

In planning and performing our audit of the financial statements of Samarnan Investment Corporation for the year ended December 31, 1999, we considered its internal control, including controls over safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control.

The  management  of  Samarnan   Investment   Corporation   is  responsible   for
establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use, or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and may not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control component does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including controls over safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 1999.

This report is intended solely for the information and use of the board of directors and management of Samarnan Investment Corporation and the Securities and Exchange Commission and should not be used for any other purpose.


                                                       CHESHIER & FULLER, L.L.P.
Dallas, Texas
March 10, 2000

                         Consent of Independent Auditors






The Board of Directors
Samarnan Investment Corporation:


We consent to the use of our report included herein.





                                                       CHESHIER & FULLER, L.L.P.

Dallas, Texas
March 10, 2000

                         SAMARNAN INVESTMENT CORPORATION
          P.O. Box 651 / Cleburne, Texas 76031-0651/ Tel: 817.645-2108
    Fax: 817.641-7884 / Email: samarnan@aol.com / Internet: www.samarnan.com
                                                                      (pending)


BOARD OF DIRECTORS                           LEGAL COUNSEL
--------------------                         ---------------

Nancy Walls Devaney                          Richard S. Whitesell, Jr.
Joe Monteleone                               4211 Arcady
Martha Walls Murdoch                         Dallas, Texas 75205
Steve Sikes
Roland Walden                                INDEPENDENT AUDITORS
Sam Walls, Chairman                          --------------------
Tommy Yater
                                             Cheshier & Fuller, L.L.P.
                                             14175 Proton Road
OFFICERS                                     Dallas, Texas 75244
--------

Sam Walls, President                         INVESTMENT ADVISORS
Jerry Wheatley, Secretary/Treasurer          -------------------

CUSTODIAN                                    Voyageur Asset Management LLC
---------                                    90 South Seventh Street, Suite 4300
                                             Minneapolis, Minnesota 55402
Westwood Trust
300 Crescent Court, Suite 1300               Westwood Management Corp.
Dallas, Texas 75201                          300 Crescent Court, Suite 1300
                                             Dallas, Texas 75201

ANNUAL MEETING
---------------

The Annual Meeting of Shareholders of Samarnan Investment Corporation will be held April 25, 2000, at 10:30 AM, in the Bellevue Room I, Twelfth Floor, The Fort Worth Club Building, 306 West Seventh Street, Fort Worth, Texas.

-------------------------------------------------

SAMARNAN INVESTMENT CORPORATION is registered under the Investment Act of 1940 as a diversified, closed end management company.